UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

    Date of Report (Date of earliest event reported) August 11, 1997
                                                     ---------------
                             Harris Financial, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)

    Pennsylvania                     0-22399                   23-2889833
    ------------                     -------                   ----------
 (State or other jurisdiction      (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)

       235 North Second Street PO Box 1711, Harrisburg, Pennsylvania 17105
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        (Address of principal executive offices)                   (Zip Code)

    Registrant's telephone number including area code (717)-236-4041
                                                      --------------

         --------------------------------------------------------------
          (Former name or former address, if changed from last report.)
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ITEM 5.   OTHER EVENTS

     This current report on form 8-K is being filed to report the execution of agreements that are filed as exhibits hereto.

     (a) Executive Employment Agreement between Harris Savings Bank and Richard C. Ruben, dated August 11, 1997.
     (b) Executive Agreement between Harris Financial MHC and Charles C. Pearson, Jr., dated December 19, 1997.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.

     Please see the exhibit index which immediately precedes the included exhibits.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HARRIS FINANCIAL, INC.
                                             ----------------------
                                                  (Registrant)


    Date  March 10, 1998                     By:  /s/ James L. Durrell
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                                                  James L. Durrell, CFO/EVP
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                                 EXHIBIT INDEX

    The following exhibits are filed as part of this report.

    10.1 Executive Employment Agreement between Harris Savings Bank and Richard
         C. Ruben, dated August 11, 1997.

    10.2 Executive Agreement between Harris Financial MHC and Charles C. Pearson, Jr., dated December 19, 1997.